EXHIBIT 10.7(A)














                            STEINER LEISURE LIMITED



                         NON-EMPLOYEE DIRECTORS' SHARE
                                  OPTION PLAN





                            ADOPTED OCTOBER 8, 1996


                             AMENDMENT NO. 1 DATED

                               FEBRUARY 10, 1997

                            STEINER LEISURE LIMITED
                   NON-EMPLOYEE DIRECTORS' SHARE OPTION PLAN


      1.    INTRODUCTION.

      This plan shall be known as the "Steiner Leisure Limited Non- Employee Directors' Share Option Plan" (this "Plan"). This Plan sets forth the terms of grants of options (each, an "Option") to purchase the common shares (the "Shares") of Steiner Leisure Limited (the "Company") to Non-Employee Directors (as defined below) of the Company. The purpose of this Plan is to advance the interests of Company and its shareholders by promoting an identity of interest between the Company's non-employee directors and its shareholders, providing non-employee directors with a proprietary stake in the Company's success and strengthening the Company's ability to attract and retain qualified non-employee directors by affording such persons an opportunity to share in the future success of the Company.

      2.    DEFINITIONS.

                  (a) Act means the Securities Act of 1933, as amended.

                  (b) Board means the Board of Directors of the Company.

                  (c)   Company means Steiner Leisure Limited.

                  (d) Date of Grant means the date as of which an Option is granted to a Non-Employee Director pursuant to Section 5 of this Plan.

                  (e) Exchange Act means the Securities Exchange Act of 1934, as amended.

                  (f) Fair Market  Value means,  on the date in question,  or if the prices described in clauses (i) and (ii), below, are not available on such date, on the latest date preceding the date in question on which such prices are available, (i) the closing sales price per share of the Shares underlying an Option on the Nasdaq Stock Market ("Nasdaq") or, if the Shares are not then traded on Nasdaq, on any national securities exchange, or (ii) if the Shares are not then traded on Nasdaq or such exchange, and are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market or (iii) if the Shares are then not listed on Nasdaq or such exchange, or traded in an over-the-counter market, such value as the Board may determine.

                  (g) Non-Employee Director means a member of the Board of Directors of the Company who is not an employee of the Company or any subsidiary (as defined under Rule 12b-2 under the Exchange Act) of the Company on a date in question.

                  (h) Options means the options to purchase Shares granted pursuant to this Plan.

                  (i)   Plan means this Steiner Leisure Limited
Directors' Share Option Plan.

                  (j) Shares means the common shares of the Company, par value (U.S.) $.01 per share.

           3.     ADMINISTRATION.

           This Plan shall be administered by the Board or a committee of the Board so designated by the Board to administer this Plan. Where the context so requires, references to the Board herein shall refer to any such committee. Subject to the provisions of this Plan, the Board shall be authorized to interpret this Plan, to establish, amend and rescind any rules and regulations relating to this Plan and to make all other determinations necessary or advisable for the administration of this Plan; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive Options, the number of Shares to be received upon exercise of Options or the timing of grants of Options, all of which shall be determined in accordance with the provisions of this Plan. Notwithstanding the foregoing, the Board may amend this Plan pursuant to Section 8, below. The determinations of the Board in the administration of this Plan, as described herein, shall be final and conclusive. The Chairman of the Board and the Chief Operating Officer of the Company, and either of them, shall be authorized to implement this Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. Except as otherwise provided herein, the validity, construction and effect of this Plan and any rules and regulations relating to this Plan shall be determined in accordance with the laws of the Commonwealth of the Bahamas subject to any applicable requirements under United States federal or state securities laws.

           4.     ELIGIBILITY; OPTION AGREEMENT.

           Only Non-Employee Directors shall be eligible to receive Options under this Plan. Options shall be evidenced by written option agreements in such form as the Board shall approve.

           5.     GRANTS OF OPTIONS.

           Options shall be granted to Non-Employee Directors, subject to the limitation on the number of Shares that may be issued under this Plan as described in Section 6, below, as follows:

                  (a) GRANTS TO INITIAL DIRECTORS. Each of the initial four Non-Employee Directors (the "Initial Directors") shall be granted, on the effective date of the appointment or election of such Initial Director (the "Initial Effective Date") without the need for further action by the Board, Options to purchase that number of Shares equal to 1,250 multiplied by a fraction, the numerator of which is the number of days from the Initial
Effective Date until the scheduled date of the then next annual meeting of Shareholders of the Company ("Annual Meeting") (or, if such date has not yet been scheduled, a date approximating the date of the next Annual Meeting as determined in good faith by the Board), and the denominator of which is 365.

                  (b) ANNUAL GRANTS. On the date of each Annual Meeting during the term of this Plan, each individual elected or re-elected as a Non-Employee Director at such meeting or continuing as a Non-Employee Director shall be granted, without the need for further action by the Board, an Option to purchase 1,250 Shares.

                  (c) OTHER GRANTS. Any new Non-Employee Director who is appointed by the Board to fill a vacancy on the Board, or who is otherwise appointed or elected to the Board otherwise than at an Annual Meeting shall be granted, on the effective date of such appointment or election (the "Effective Date"), without the need for further action by the Board, an Option to purchase that number of Shares equal to 1,250 multiplied by a fraction, the numerator of which is the number of days from the Effective Date until the scheduled date of the then next Annual meeting (or, if such date has not yet been scheduled, the anniversary date of the then immediately preceding Annual Meeting or, in the absence of such date, a date approximating the date of the next Annual Meeting as determined in good faith by the Board), and the denominator of which is 365.

                  (d) EXERCISE PRICE. The exercise price of each Option shall be the Fair Market Value of the Shares on the Date of Grant.

                  (e) DURATION OF OPTIONS. Except as otherwise provided herein, the latest date on which an Option may be exercised (the "Final Exercise Date") shall be the date which is ten years from the Date of Grant.

                  (f) EXERCISE OF OPTIONS. Except as otherwise provided herein, an Option shall become exercisable one year after the Date of Grant. An Option may be exercised by giving written notice to the Secretary of the Company specifying the number of Shares to be purchased, accompanied by the full purchase price for the Shares to be purchased. An Option may not be exercised for a fraction of a Share.

                  (g) PAYMENT FOR SHARES. Shares purchased pursuant to the exercise of an Option granted under this Plan shall be paid for as follows: (i) in cash or by certified check, bank draft or money order payable to the order of the Company, (ii) through the delivery of Shares having a Fair Market Value on the last business day preceding the date of exercise equal to the purchase price, provided that, in the case of Shares acquired directly from the Company, such Shares have been held for at least six months, or (iii) by a combination of cash and Shares, as provided in clauses (i) and (ii), above.

                  (h) WITHHOLDING TAXES. Prior to issuance of the Shares upon exercise of an Option, the Option holder shall pay or make adequate provision for any applicable United States federal or state, or other tax withholding obligations of the Company. Where approved by the Board in its sole discretion, the Option holder may provide for the payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Option holder by deducting the Shares retained from the Shares with respect to which the Option was exercised. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Option holders to have Shares withheld for this purpose shall be made in writing in form acceptable to the Board.

              (i) DELIVERY OF SHARE CERTIFICATES. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the certificate evidencing the Shares underlying an Option, an Option holder shall not have any rights as a shareholder of the Company. A certificate for the number of Shares purchased pursuant to the exercise of an Option shall be issued as soon as practicable after exercise of the Option. However, the Company shall not be obligated to deliver a certificate evidencing Shares issuable under an Option (i) until, in the opinion of the Company's counsel, all applicable Bahamas and United States federal and state laws and regulations have been complied with and any applicable taxes have been paid, (ii) if the Shares are at the time traded on Nasdaq or any national securities exchange, until the Shares represented by the certificate to be delivered have been listed or are authorized to be listed on Nasdaq or such exchange, and (iii) until all other legal matters in connection with the issuance and delivery of such certificate have been approved by the Company's counsel. If the sale of Shares has not been registered under the Act, the Company may require, as a condition to exercise of the Option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Act and may require that the certificate evidencing such Shares bear an appropriate legend restricting transfer. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares.

         (j) ASSIGNMENT OR TRANSFER. Except as set forth in this Section 5(j), no Option may be transferred other than by will or by the laws of descent and distribution, and during a Non-Employee Director's lifetime an Option may be exercised only by the Non- Employee Director to whom it was granted. An Option may be transferred to a (i) Non-Employee Director's spouse, children or grandchildren (referred to herein as "Family Members"), (ii) a trust or trusts for the exclusive benefit of Family Members or (iii) a partnership in which Family Members are the only partners. Any transfer pursuant to this Section 5
(j) shall be subject to the following: (i) there shall be no consideration for such transfer, (ii) there may be no subsequent transfers without the approval of the Board and (iii) all transfers shall be made so that no liability under
Section 16(b) of the Exchange Act arises as a result of such transfer. Following any transfer, an Option shall continue to be subject to the same terms and conditions as were applicable to the Non-Employee Director immediately prior to transfer, with the transferee being deemed to be the Non-Employee Director for such purposes, except that the events of death and termination of service described in Sections 5(k) and 5(l), below, shall continue to apply with respect to the Non-Employee Director.

            (k) DEATH. Upon the death of a Non-Employee Director, all Options held by such Non-Employee Director that are not then exercisable shall immediately become exercisable. All Options held by such Non-Employee Director immediately prior to death may be exercised by his or her executor or administrator, or by the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, at any time within the three years following the date of death (but not later than the Final Exercise
Date); provided, however, that the Company shall be under no obligation to deliver a certificate representing Shares that may be issued pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the Option.

              (l) OTHER TERMINATION OF STATUS OF NON-EMPLOYEE DIRECTOR. If a Non-Employee Director ceases to be a member of the Board for any reason other than death, all Options held by such Non-Employee Director that are not then exercisable shall terminate three years following the date they first become exercisable. Options that are exercisable on the date of such termination shall continue to be exercisable for a period of three years following the date of termination (or until the Final Exercise Date, if earlier). Notwithstanding the foregoing, all Options held by a Non-Employee Director shall terminate immediately upon the termination of such Non-Employee Director's membership on the Board if such termination was based on the misconduct of such Non- Employee Director. After completion of the aforesaid three-year periods, such Options shall terminate to the extent not previously exercised, expired or terminated.

              (m) CHANGE IN CONTROL. In the event of a Change in Control (as defined below) of the Company, any Options outstanding as of the date of such Change in Control is determined to have occurred that are not yet exercisable on such date shall become fully exercisable. For purposes of this Section 5(m) a "Change in Control" means the happening of any of the following:

                  i. any transaction as a result of which a change in control of the Company would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K as in effect on the date hereof, pursuant to Sections 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement, otherwise than through an arrangement or arrangements consummated with the prior approval of the Board;

                  ii. any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act (a) becomes the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of more than 20% of the then outstanding voting securities of the Company, otherwise than through a transaction or transactions arranged by, or consummated with the prior approval of, the Board or (b) acquires by proxy or otherwise the right to vote for the election of directors, for any merger or consolidation of the Company or for any other matter or question, more than 20% of the then outstanding voting securities of the Company, otherwise than through an arrangement or arrangements consummated with the prior approval of the Board;

                  iii. during any period of 24 consecutive months (not including any period prior to the adoption of this Plan), Present Directors and/or New Directors cease for any reason to constitute a majority of the Board. For purposes of the preceding sentence, "Present Directors" shall mean individuals who, at the beginning of such consecutive 24 month period, were members of the Board and "New Directors" shall mean any director whose election by the Board or whose nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the Directors then still in office who were Present Directors or New Directors; or

                  iv. any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange
                        Act that is the "beneficial owner" as defined in Rule 13d-3 under the Exchange Act of 20% or more of the then outstanding voting securities of the Company commences soliciting proxies.

           (n) RULE 16B-3. Options granted hereunder are required to comply with the applicable provisions of Rule 16b-3 under the Exchange Act and the award thereof shall contain such additional conditions or restrictions as may be required thereunder to qualify to the maximum extent for the exemption from
Section 16(b) of the Exchange Act available pursuant to Rule 16b-3.

           6.     SHARES AUTHORIZED.

                  (a) Subject to adjustment as provided below, the aggregate number of Shares that may be issued pursuant to Options granted under this Plan is 82,500. Such Shares may be authorized, but unissued Shares, or may be Shares reacquired by the Company and held in treasury. If any Option granted under this Plan terminates without being exercised in full, the number of Shares as to which such Option was not exercised shall be available for future grants within the limits set forth in this Section 6(a).

                  (b) Subject to any required action by the shareholders of the Company in the event of any reorganization, recapitalization, share split, share dividend, combination of shares, issuance of rights or any other change in the capital or corporate structure of the Company, the number of Shares covered by each outstanding Option and the number of Shares available for issuance under this Plan, but as to which Options have not been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise price per Share under outstanding Options, shall be adjusted equitably to reflect the occurrence of such event; provided, however, that no adjustments shall be made except as shall be necessary to preserve, rather than enlarge or reduce the value of awards under this Plan. Any such adjustment shall be made by the Board.

           7.     EFFECT AND DISCONTINUANCE.

           Neither adoption of this Plan nor the grant of Options to a Non-Employee Director hereunder shall confer upon any person any right to continued status as a director of the Company or affect in any way the right of the Company to terminate a director at any time. The Board may at any time discontinue granting Options under this Plan.

           8.     EFFECTIVE DATE; TERMINATION AND AMENDMENT OF PLAN.

                  (a) The effective date of this Plan shall be the date of its adoption by the Board of Directors and shareholders of the Company as indicated on the cover page of this Plan. The final award under this Plan shall be made on the date of the Annual Meeting in 2006, but the pertinent terms of this Plan shall continue thereafter while previously awarded Options remain outstanding.

                  (b) The Board may terminate or amend this Plan as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, however, that the Board may not make any amendment that would reduce any award previously made under this Plan.

           9.     GENERAL PROVISIONS.

                  (a) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or benefits to Non-Employee Directors that the Company now has or may hereafter put into effect.

                  (b) Options awarded hereunder and Shares underlying such Options shall be held by the Non-Employee Director for such period of time required so as to avoid liability under Section 16(b) of the Exchange Act.

                  (c) Headings are given to sections of this Plan solely as a convenience to facilitate reference and are not intended to affect the meaning of any provision hereof. The references herein to any statute, regulation or other provision of law shall be construed to refer to any amendment or successor to such provisions.

                                  EXHIBIT 10.11


                        DEFERRED COMPENSATION AGREEMENT


           DEFERRED COMPENSATION AGREEMENT made effective the 31ST day of DECEMBER , 1996, by and between STEINER LEISURE LIMITED., a Bahamian corporation (hereinafter referred to as "Company"), and LEONARD FLUXMAN, a resident of Dade County, Florida (hereinafter referred to as "Employee").


                             W I T N E S S E T H :

           WHEREAS, Company has heretofore employed Employee as an executive of the Company;

           WHEREAS, Employee's past services to the Company have contributed to the success of the Company;

           WHEREAS,   The  Company   desires  to  recognize   the  valuable  and
meritorious services performed on behalf of the Company by Employee and to offer him an incentive to remain as an employee of the Company;

           WHEREAS, The parties hereto desire to set forth in writing the terms and conditions of their understandings and agreements.

           NOW, THEREFORE, the parties hereto, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

           1. RECITALS. The foregoing statements and recitals are true and correct and are incorporated herein by this reference.

           2. DEFERRED  COMPENSATION.  Employee may elect,  in  accordance  with
Section 3 of this Agreement, to defer annually the receipt of a portion of the Incentive Bonus ("Bonus") that Employee may be entitled to receive annually under the provisions of that certain Employment Agreement ("Employment Agreement") entered into between Employee and the Company or such greater amount as the Board of Directors of the Company may from time to time approve in writing. Any amount of said Bonus deferred pursuant to this Section shall be recorded by the Company in a deferred compensation account ("Account") maintained in the name of Employee. Upon Employee's election to defer receipt of said portion of or all of the Bonus, Company shall credit such amount to the Account at such time as the amount would otherwise be payable to Employee and shall also credit to the Account whatever earnings, if any, the investment of the Account may have produced. All right, title and interest in and to all amounts credited to the Account shall at all times be the sole and absolute property of Company and shall in no event be deemed to constitute a fund or collateral security for the payment under this Agreement. All amounts credited to the Account shall for all purposes be a part of the general funds of Company. To the extent that Employee or his designee acquires a right to receive payments under this Agreement such right shall be not greater than the right of any unsecured general creditor of Company. Neither Employee nor his designee shall have any interest whatsoever in any amount credited to the account. Amounts credited to Employee's Account may hereinafter be sometimes referred to as "Deferred Compensation".

           3. ELECTION BY EMPLOYEE. An election to defer receipt of all or a portion of Employee's Bonus shall be made in writing and shall become effective upon filing with the Company. An election shall remain in effect unless Employee amends or terminates the election by a notice in writing filed with Company. An amendment or termination of election shall be applicable only prospectively to Employee's Bonus and shall apply for the fiscal year immediately following the fiscal year of filing such notice with the Company, and shall not affect amounts previously credited to the Account. Employee may not amend or terminate the election with respect to the method or time of payment of the amounts credited to the Account.

           4. DISTRIBUTION. If Employee terminates employment other than on account of death then all amounts credited to Employee's Account shall be paid to Employee, at the time and in the manner specified in Employee's election filed with Company. Employee may elect to receive all amounts credited to his Account in one lump sum or in a specified number of equal annual installment payments. The date on which such lump sum payment shall be made, or the date on which the initial installment shall be paid, shall be specified in the form of election filed with Company and shall be determined by reference to the date on which Employee ceases to serve Company as an Employee. In the event that Employee dies prior to the termination of his employment no amounts credited to Employee's Account will be paid him.

           5. BENEFICIARY DESIGNATION. Subject to the provisions of Section 4, in the event that Employee shall die after terminating his employment but before all amounts credited to his Account shall have been paid to him, Company shall make payment of the balance of the amount in his Account to such person or persons as Employee shall designate by notice in writing filed with Company. Such payment shall be made in one lump sum or in equal annual installments, at the election of Employee. In the event that Employee shall fail to designate any beneficiary, then the balance of the amount in Employee's Account shall be paid to Employee's estate in one lump sum.

           6. LIFE INSURANCE. It is understood and agreed that Company shall be under no obligation whatsoever to purchase any life insurance policy, annuity policy, or to otherwise fund the Employee's Deferred Compensation hereunder. In the event that Company shall voluntarily elect to purchase any such medium of funding, Company shall be the absolute owner thereof and Employee shall have no rights therein. It is specifically understood and agreed that payment of Employee's Deferred Compensation hereunder shall at all times remain the general unsecured obligation of Company and any medium of funding so purchased by Company shall be the sole, exclusive and unrestricted property of Company. In any and all events, whether or not any such medium of funding is in fact purchased by Company, Company's liability to pay Deferred Compensation hereunder shall be limited to the aggregate sums and the manner of payment hereinabove set forth in the previous paragraphs of this Agreement.

           7. SPENDTHRIFT PROVISION. The Deferred Compensation payable hereunder shall not be subject to assignment and shall not be transferable by Employee or by any other party, nor shall same be subject to attachment, garnishment, execution or any other legal process by any creditor of Employee or Employee's estate; and Employee shall have no right to alienate, hypothecate, encumber or dispose of his right to receive all or any portion of the Deferred Compensation herein set forth; provided, however, that if, at the time of the death of Employee during his employment with Company, Employee is obligated to Company in any manner whatsoever, it is specifically recognized and agreed that the first amounts due to be paid hereunder as Deferred Compensation shall instead be used to satisfy Employee's obligations to Company in the order in which such payments are due hereunder. In the event that there is more than one named beneficiary of the Deferred Compensation due hereunder, such reduction and offset in such payments for reimbursements to Company shall be taken pro rata from the payments due to the respective beneficiaries hereunder in accordance with the respective amounts due to all such beneficiaries.

           8. RIGHT OF EMPLOYMENT. Nothing herein contained shall be construed or interpreted as giving Employee the right to be retained in the service and employment of Company, and Company and Employee each severally reserve the rights to terminate such employment for any reason whatsoever in accordance with such respective rights of termination as existed prior to the date of this Agreement or may exist in the future.

           9. COOPERATION FOR EXAMINATION. In the event that Company voluntarily elects to purchase one or more life insurance policies or other media of funding with respect to any Deferred Compensation hereunder which purchase requires any one or more medical examinations of Employee, the giving of financial or other information by Employee to any party (including but not limited to an insurance company) or any similar act requiring the cooperation of Employee, Employee shall fully cooperate with Company in the giving of such financial and other information and the submission to any such medical or other examination. Upon the failure of Employee to so cooperate in accordance with the provisions of this paragraph, or if Employee makes any misrepresentation or false statement, or omits any material statement of fact, or effects any other act of omission or commission which results in the failure of any insurance company to effect payments of death benefits under any such insurance policy, annuity or other medium of funding which Company voluntarily elects to purchase, then, upon the occurrence of any one or more of the foregoing events, this Agreement shall terminate and be of no further force or effect, and in such event, Company shall have no obligation for the payment of any Deferred Compensation.

           10. INCOME TAX WITHHOLDING. If Company shall be required under applicable law to withhold federal income or any other taxes of any kind or description with regard to any Deferred Compensation to be paid under this Agreement, including but not limited to federal withholding of income tax, federal social security taxes or any state or local governmental taxes of any kind, then any and all of such taxes shall be withheld prior to the payment of Deferred Compensation hereunder.

      11.   MISCELLANEOUS.

            (a) This  Agreement  shall be  binding  upon and shall  inure to the
benefit   of  the   respective   parties   hereto   and  the   heirs,   personal
representatives, successors and assigns of each of them.

            (b) This Agreement contains the entire understanding and agreement of the parties hereto and no future understanding or amendment shall be binding unless reduced to writing and signed by both parties.

            (c) This Agreement shall be construed and enforced in accordance with the substantive and remedial laws of the State of Florida. In the event of any dispute hereunder, the parties hereby agree that such dispute shall be resolved by and in any court of competent jurisdiction geographically situate in Dade County, Florida, and both parties hereby agree to submit to the personal jurisdiction of such court.

            (d) This Agreement may not be altered, amended, or modified except in a writing executed by all parties hereto.

            (e) Any party's failure to insist on compliance or enforcement of any provision of this Agreement shall neither affect its validity or enforceability or constitute a waiver of future enforcement of that provision or any other provision of this Agreement.

            (f) No part of this Agreement will be affected if any other part of it is held invalid or unenforceable.

            (g) This Agreement shall terminate upon the first occurrence of any of the following events:

                  (i) A termination of the employment of Employee for any reason whatsoever under the provisions of the Employment Agreement or any renewal or extension thereof.

                  (ii) A voluntary termination hereof by Company and Employee which voluntary termination shall be binding and conclusive upon the parties hereto and all heirs, personal representatives, successors and assigns of any or all of them.

            Notwithstanding any termination of this Agreement, each party shall continue to have any right to enforce any right that such party had under this Agreement at the time of termination of this Agreement.

            (h) If any term, provision, or condition of this Agreement shall be found by any court competent jurisdiction to be against public policy, illegal or void in any manner whatsoever, and such determination shall be upheld upon exhaustion of all appeals, such determination shall have the effect of terminating this Agreement AB INITIO and in such event this entire Agreement shall be rendered null, void and of no further force or effect and Company shall have no financial or other obligations hereunder to Employee, or any other person hereunder.

            (i) Any headings preceding the text of the several paragraphs hereof are inserted solely for the convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

      12. NOTICES. Any notice or election required or permitted to be given hereunder shall be in writing and shall be deemed to be given upon the date it is personally delivered to Employee or to an officer of the corporation other than LEONARD FLUXMAN or three business days after it is sent by registered or certified mail, return receipt requested addressed to such addressee at the address set forth in the Employment Agreement or any other address notified by a party to the other party in writing.

      IN WITNESS WHEREOF, the parties have caused this Deferred Compensation Agreement to be duly executed as of the day and year first above written.

                                          STEINER LEISURE LIMITED


                                          By:/S/ CLIVE E. WARSHAW
                                             -----------------------------------
                                             Clive E. Warshaw, Chairman
                                             of the Board and Chief
                                             Executive Officer


                                             /S/ LEONARD I. FLUXMAN
                                             -----------------------------------
                                             Leonard I. Fluxman

                                  EXHIBIT 10.12


                       SPLIT-DOLLAR INSURANCE AGREEMENT

            AGREEMENT MADE effective the __th day of _____, 1997, by and between STEINER LEISURE LIMITED, a Bahamian corporation, (hereinafter referred to as the "Company") and LEONARD FLUXMAN, a resident of Dade County, Florida (hereinafter referred to as the "Insured").

                             W I T N E S S E T H :

            WHEREAS, the Insured desires to insure his life, for the benefit and protection of his family; and

            WHEREAS, Company desire to assist Insured providing insurance for the benefit and protection of his family by paying the full amount of premiums due on the policy on the Insured's life; and

            WHEREAS, the Insured will be the owner of the policy of insurance on his life acquired pursuant to the terms of this Agreement, the policy will be assigned to the Company as security for the repayment of the amount which the Company will contribute toward payment of the premiums due on said policy;

            NOW, THEREFORE, the parties hereto, for and in consideration of the mutual covenants herein contained, the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt whereof is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

            1. APPLICATION FOR INSURANCE. Insured agrees to apply for one or more policies (each a "Policy" and collectively the "Policies") of life insurance covering the life of Insured from such companies, in such types and face amounts, and on such terms and conditions as shall be referred to in Exhibit "A" attached hereto and made a part of this Agreement listing the insurer (the

"Insurer"), the face amount, the type and premium of each such policy.

            2. INCIDENTS OF OWNERSHIP. The Insured shall be the sole and absolute owner of any and all Policies and may exercise all ownership rights and incidents of ownership granted to the owner of each such Policy by Insurer, except as may expressly provided to the contrary in this Agreement. It is the intention of the parties that the Insured retain all rights that each such Policy grants to the owner thereof, except Company's right to be repaid the amounts that it pays toward the premiums on each such Policy. Specifically (but not limited thereto), Company may neither have nor exercise any rights as collateral assignee of each such Policy that could in any way defeat or impair the Insured's right to receive the cash surrender value or the death proceeds of each such Policy in excess of the amount due to Company under this Agreement. All provisions of the collateral assignment to the Company described in Section 5 below shall be construed so as to carry out such intention.

            3. DIVIDENDS. All dividends declared on each Policy may be applied to buy one-year term insurance on the life of the Insured, in an amount equal to such Policy's cash value as of such Policy's next anniversary date. If the premium for such term insurance is less than the amount of such dividend, then the balance of such dividend shall be used to reduce the premiums payable on such Policy. If such dividend is not adequate to buy the required amount of one-year term insurance on the life of the Insured, then the entire dividend may be applied to buy such term insurance on his life. The parties hereto agree that the dividend election provisions of each Policy shall conform to the provisions of this section.

            4. PREMIUM PAYMENTS. Except as otherwise provided in this Agreement, on or before the due date of each Policy premium, or within the grace period provided in each Policy, Company shall pay the full amount of such premium to the Insurer, and shall, upon request, promptly furnish to the Insured evidence of timely payment of each such premium. Company shall annually furnish to Insured a statement of the amount of income reportable by him for federal income tax purposes as a result of such premium payments.

          5. RIGHT OF REPAYMENT. To secure the repayment to the Company of the amount of premiums on each Policy paid by it hereunder, the Insured has,
contemporaneously   herewith,   assigned  the  Policy  to  the  Company  as
collateral, under the form used by the Insurer to such assignments, which collateral assignment specifi-cally limits the Company's right thereunder to the repayment of the amounts it paid towards premiums on such Policy. Such repayment shall be made from such Policy's cash surrender value if this Agreement is terminated or if the Insured surrenders or cancels such Policy, or from such Policy's death proceeds, if the Insured should die while such Policy and this Agreement remain in force. In no event shall the Company have any right to borrow against such Policy. Each Policy's collateral assignment shall not be terminated, altered, or amended by the Insured without the express written consent of the Company. The parties hereto agree to take all actions necessary to cause such collateral assignment to conform to the provisions of the Agreement.

            6.    RIGHTS OF THE INSURED IN THE POLICY.

                  6.1 RIGHTS OF THE COMPANY PROTECTED. The Insured shall take no action with respect to each Policy that would in any way compromise or jeopardize the Company's right to be repaid the amount it paid towards such Policy's premiums, without the Company's express written consent.

                  6.2 RIGHT TO BORROW. The Insured may pledge or assign such Policy, subject to the terms and conditions of this Agreement, in order to secure a loan from the Insurer or from a third party, in an amount that shall not exceed such Policy's cash surrender value as of the most recent date on which the premiums have been paid, less the amount of the premiums on such Policy paid by the Company. Interest charges on such loan shall be the responsibility of and shall be paid by the Insured. For each Policy year in which the Insured borrows against such Policy, the Company shall be correspondingly relieved of its obligation to pay any amounts towards premiums for that particular Policy year.

                  6.3 RIGHT TO CANCEL. The Insured shall have the sole right to surrender or cancel such Policy and to receive such Policy's full cash surrender value directly from the Insurer. Notwithstanding the foregoing, upon any surrender or cancellation of such Policy, the Company shall have the unqualified right to receive a portion of the cash surrender value equal to the total amount of the premiums paid by it under this Agreement. Immediately upon receipt of the cash value, the Insured shall pay to the Company the portion of such cash value to which it is entitled under this Agreement, and shall retain the balance, if any.

            7.    UPON THE INSURED'S DEATH.  Upon the death of the
Insured, the Company and the Insured shall promptly take all action necessary to obtain the death benefit provided under each Policy. The Company shall have the unqualified right to receive a portion of such death benefits equal to the total amount of the premiums paid by it under this Agreement. The balance of the death benefits provided under each Policy, if any, shall be paid directly to the beneficiary designated by the Insured in the manner and in the amount provided in such Policy's beneficiary designation provisions. In no event shall the amount payable to the Company under this Agreement exceed each Policy proceeds payable at the death of the Insured. No amount shall be paid from such death benefits to the beneficiary designated by the Insured until the full amount due to the Company has been paid. The parties agree that the beneficiary designation provision of each Policy shall conform to the provisions of this Agreement.

            8. RELEASE OF COLLATERAL ASSIGNMENT. For sixty (60) days after the date this Agreement is terminated, the Insured shall have the option of obtaining the release of the collateral assignment of each Policy to the Company. The Insured may exercise this option by repaying Company the total amount of the premium payments Company has made under this Agreement, and upon receipt of such amount, Company shall release the Employee's collateral assignment of each Policy by its execution and delivery of an appropriate instrument of release. If the Insured fails to exercise such option within the said sixty (60) day period, then, at the Company's written request, he shall execute any document required by the Insurer to transfer his interest in such Policy to the Company. Alternatively, the Company may enforce its right to be repaid the amount of each Policy premiums paid by it from the Policy's cash surrender value under such Policy's collateral assignment, and if the cash surrender value exceeds the amount of such premium payments, the excess will be paid to the Insured.

            9. TERMINATION. This Agreement shall automatically terminate upon cessation of Insured's employment with Company. In addition, this Agreement may be terminated by either party giving written notice to the other party of such intention to terminate. Such notice, if given, shall be given at least thirty
(30) days prior to the date on which the next premium on each Policy purchased in accordance herewith is due and payable; and within thirty (30) days after the receipt of any such notice of intention to terminate, the Insured shall have the right and option to assume Company's interest in and to the Policy from Company by paying to the Company an amount equal to the aggregate amount of premiums that the Company paid for such Policy. Notwithstanding such termination, each party shall continue to have the right to enforce any right that such party had at the time of termination under this Agreement. In the event of such purchase by Insured, Company shall execute all documents which may be necessary or advisable to release or otherwise transfer its interest in the Policy to the Insured.

            10. INSURER PROTECTED. The Insurer shall be fully discharged from its obligations under each Policy by payment of such Policy's death benefit to the beneficiary named in each such Policy, subject to such Policy's terms and conditions. In no event shall the Insurer be considered a party to this Agreement. No provision of this Agreement shall in any way be construed as enlarging, changing, varying, or in any other way affecting the Insurer's obligations as expressly provided in such Policy, except insofar as the provisions of this Agreement are made a part of such Policy by the collateral assignment document executed by the Insured and filed with the Insurer in connection with this Agreement.

            11. THE COMPANY AS FIDUCIARY. The Company is the named fiduciary under this Agreement and as such it shall have the authority to control the administration of this Agreement. The Company will make all determinations relating to the rights and benefits conferred by this Agreement, and its decision regarding any claim by the Insured or his beneficiary for benefits under this Agreement must be stated in writing and delivered or mailed to the Insured or such beneficiary. Such decision shall set forth the specific reasons for any such denial.

            12. GOVERNING LAW. This Agreement shall be executed and delivered in the State of Florida and shall be construed and enforced in accordance with the laws of such State. In the event of any dispute hereunder, the parties hereby agree that such dispute shall be resolved by and in any court of competent jurisdiction geographically situate in Dade County, Florida, and both parties hereby agree to submit to the personal jurisdiction of such court.

            13. MODIFICATION. This Agreement may not be altered, amended, or modified except in a writing executed by all parties hereto.

            14. BINDING AGREEMENT. This Agreement is binding on and enforceable by and against the parties, their successors, legal representatives, and assigns.

            15. NOTICES. Any notice or election required or permitted to be given hereunder shall be in writing and shall be deemed to be given upon the date it is personally delivered to Employee or to an officer of the corporation other than LEONARD FLUXMAN or three business days after it is sent by registered or certified mail, return receipt requested addressed to such addressee at the address set forth in any employment agreement entered into between the parties hereto and in effect or any other address notified by a party to the other party in writing.

            16. WAIVER. Any party's failure to insist on compliance or enforcement of any provision of this Agreement shall neither affect its validity or enforceability or constitute a waiver of future enforcement of that provision or any other provision of this Agreement.

            17.   COPIES.   More than one (1) copy of this Agreement
may be executed and all parties agree and acknowledge that each executed copy shall be a duplicate original.

            18. SEVERABILITY. No part of this Agreement will be affected if any other part of it is held invalid or unenforceable.

            19. HEADINGS. Any headings preceding the text of the several paragraphs hereof are inserted solely for the convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

            20. ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement of the parties hereto and no future understanding or amendment shall be binding unless reduced to writing and signed by both parties.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                          STEINER LEISURE LIMITED


                                          By:/S/ CLIVE E. WARSHAW
                                             -----------------------------------
                                             Clive E. Warshaw, Chairman
                                             of the Board and Chief
                                             Executive Officer


                                             /S/ LEONARD I. FLUXMAN
                                             -----------------------------------
                                             Leonard I. Fluxman